NEITHER THIS OPTION NOR THE SECURITIES REPRESENTED BY THIS OPTION HAVE BEEN
     REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. THE SECURITIES REPRESENTED BY THIS OPTION HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION, AND NEITHER SUCH SecuRITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF AND IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

                        AMERICAN INTERACTIVE MEDIA, INC.

                          COMMON STOCK PURCHASE OPTION

                             Dated: December 4, 1997

     AMERICAN INTERACTIVE MEDIA, INC., a Nevada corporation (the "Company"), hereby certifies that, for value received, Hollinger Digital, Inc., or its designee or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company in a single transaction the number of shares of Common Stock, par value $0.001 per share (the "Common Stock"), of the Company (each such share, an "Option Share" and all such shares, the "Option Shares") as shall immediately following the exercise be equal to that number of shares equal to ten percent (10%) of the outstanding shares of Common Stock and Preferred Stock (if any) of the Company plus all shares and other securities which are then and potentially issuable pursuant to all then outstanding options, warrants and other securities convertible into or exchangeable for shares of Common Stock, at an exercise price per share equal to (i) for six months from the date hereof, $3.00 per share of Common Stock or (ii) after six months from the date hereof up to and including the Expiration Date, the greater of (x) $3.00 per share and (y) the Current Market Price per share of the Common Stock. This Option shall be exerciseable at any time until and including the date that is one year after the date hereof (the "Expiration Date"). The "Current Market Price" shall be deemed to be the average of the daily closing prices for the 30 consecutive trading days immediately preceding the exercise date. The closing price for each day shall be the last reported sales price regular way or in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for the purposes hereof, the NASDAQ National Market System) on which the Common Stock is listed or admitted to trading or, if the

Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information or if the Common Stock is not reported on NASDAQ, as quoted on the OTC Bulletin Board. The Option Shares and the exercise price shall be adjusted from time to time as provided in
Section 8. This Option is subject to the following terms and conditions:

     1. Payment for the Option; Payments in Kind

     (a) Payment of Exercise Price. The Exercise Price shall be payable 75% in cash and 25% as a Payment in Kind (the "PIK Purchase Price"). The PIK Purchase Price shall be governed by this Section 1. Upon exercise of the Option, (i) a certificate for the portion of the Option Shares paid for in cash shall be delivered in accordance with Section 4(b) of this Option and (ii) the portion of the Option Shares to be paid for with Payments in Kind shall be deposited into escrow in accordance with Section 1(b) of the Option.

     (b) Escrowed Shares. Upon exercise of this Option, in lieu of delivery to Holder of the Portion of the Option Shares to be paid for by Holder with Payments in Kind (together with any other securities that may be issued by Company in addition to, or in substitution for, such shares of Common Stock, the "Escrowed Shares") the Escrowed Shares shall be held in escrow by Curtis, Mallet-Prevost, Colt & Mosle (the "Escrow Agent") pending payment for such shares by Holder's payment of the PIK Purchase Price. The Escrowed Shares shall be considered to be paid for by Holder proportionately as the Payments in Kind are provided in payment of the PIK Purchase Price. Upon submission of each PIK Statement (as hereinafter defined) by Holder and acceptance thereof (or failure to timely object), the Escrow Agent shall release to Holder that proportion of the Escrowed Shares which equals the Percent Completion, as set forth on the submitted PIK Statement. Upon Holder's payment in full of the PIK Purchase Price, the Escrowed Shares shall be fully paid and certificates representing all remaining Escrowed Shares shall be delivered to Holder. If the PIK Purchase Price is not paid in full within two years of the date of this Option, this Option shall expire with respect to the unpaid shares.

     (c) General. In satisfaction of the PIK Purchase Price portion of this Option, Purchaser shall provide to the Company "Payments in Kind" which shall consist of goods and/or services provided to the Company by the Holder which are useful to the Company in connection with the commercialization and promotion of the Company's product offerings, including advertising and promotion, and which the Company might otherwise use in the normal pursuit of its business. The PIK Purchase Price shall be paid within two years of the date of this Option.

     (d) Valuation. Unless otherwise agreed by Holder and Company, Payments in Kind will be valued for purposes of this Option as follows: (i) for goods and/or services which Holder or its affiliates generally provide to customers on a commercial basis, at per unit amounts consistent on an overall basis with the price at which such goods and/or services are then being made available to Holder's commercial customers for similar quantity and type goods or services, and (ii) for goods and/or services other than as contemplated by subsection (i) above (including Payments in Kind which consist of time expended by personnel of or provided by Holder), at Holder's fully-burdened cost.

     (e) Record Keeping. Not later than forty-five (45) days following the end of each quarter corresponding to a calendar year commencing with the exercise date, Holder shall provide to Company and the Escrow Agent a written statement (a "PIK Statement") (i) identifying all Payments in

Kind provided by Holder with respect to such quarter, (ii) the value of such Payments in Kind as determined pursuant to this Section and (iii) the aggregate amount of Payments in Kind provided by Holder on a cumulative basis and the percentage which such aggregate payments represent of the overall PIK Purchase Price (the "Percent Completion"). The Payments in Kind and related valuations set forth in a PIK Statement shall be final and binding as to Company thirty days after Company's receipt of such PIK Statement unless, prior to such date, Company shall have provided to Holder a written notice of disagreement with respect to any matter set forth on such PIK Statement. Any such notice of disagreement shall specify the specific Payments in Kind and/or valuation disputed and in reasonable detail the basis for Company's good faith determination that the PIK Statement is incorrect. Following receipt by Purchaser of any such notice of disagreement, Purchaser and Company shall use good faith efforts to resolve the disputed items.

     (f) Provisions Respecting Escrow Agent.

          A. The Escrow Agent shall release all or any portion of the Escrowed Shares only upon acceptance of the applicable PIK Statement (or failure to timely object) by the Company.

          B. 1. The duties and obligations of the Escrow Agent shall be determined solely by the express provisions of this Option and the Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set out in this Option. The Escrow Agent shall not be bound in any way by any agreement or contract among any of the parties (whether or not the Escrow Agent has knowledge thereof).

          2. The Escrow Agent shall not be responsible in any manner whatsoever for any failure or inability of Holder or the Company to honor any of the provisions of this Option.

          3. The Escrow Agent shall be fully protected in acting on and relying upon any written advice, certificate, notice, direction, instruction, request, or other paper or document which the Escrow Agent in good faith believes to be genuine and to have been signed or presented by the proper party or parties, and may assume that any person purporting to give such advice, certificate, notice, direction, instruction or request or other paper or document has been duly authorized to do so.

          4. The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith or for any mistake in fact or law, or for anything which it may do or refrain from doing in connection herewith, except its own gross negligence or willful misconduct.

          5. The Escrow Agent may seek the advice of legal counsel in the event of any dispute or question as to the construction of any of the provisions of this Option or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel.

     C. The Company and Holder jointly and severally agree to and will indemnify and save harmless the Escrow Agent against all costs, damages, attorneys' fees, expenses and liabilities which it may incur or sustain in connection with this Option or any court action arising thereunder. The indemnification obligations contained herein shall survive the resignation and substitution of the Escrow Agent and the termination of this Option.

     D. The Escrow Agent may resign at any time by giving 30 days' notice of such resignation to the Company and Holder. Thereafter, the Escrow Agent shall have no further obligation hereunder except to hold the Escrowed Shares as Depositary. In such event, the Escrow Agent shall not take any action until the Company and Holder have designated a successor Escrow Agent. Upon receipt of such instructions, the Escrow Agent shall promptly deliver the Escrowed Shares to such successor Escrow Agent and shall thereafter have no further obligations hereunder.

     2. Registration of Option. The Company shall register this Option, upon records to be maintained by the Company for that purpose (the "Option Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Option as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary at any time until and including the date that is one (1) year after the dated date of this Option (the "Expiration Date").

     3. Transfers and Exchanges.

     This Option and the rights hereunder shall be transferable in whole or in part, subject to the limitations of and in accordance with the procedures hereinafter set forth in this Section 3. This Option and the Option Shares received upon the exercise of this Option have not been registered under the United States Securities Act of 1933, as amended (as then in effect or any similar statute then in effect) (the "Securities Act"), or the securities laws of any state applicable to such exercise, issuance or transfer. Any transfer is restricted and may only be made provided the Company receives such assurances as the Company may reasonably request that the exercise of this Option, the transfer of this Option, or any part thereof, and the issuance of Option Shares pursuant to such exercise, will not violate the Securities Act. Such assurances may include (but need not be limited to) opinions of counsel, covenants by the holder or transferee to observe the Securities Act and the securities laws of any state applicable to such exercise, issuance or transfer and the placement of a legend on such certificate or certificates restricting subsequent transfers or sales. In order to transfer this Option, Holder shall give not less than ten
(10) days' written notice to the Company, specifying (i) the name of the proposed transferee, (ii) the number of Option Shares to which the transfer relates and (iii) the amount of consideration to be paid therefor. The Company shall register the transfer of any portion of this Option in the Option Register, upon surrender of this Option, with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 4(b). Upon any such registration or transfer, a new Option to purchase Common Stock, in substantially the form of this Option (any such new Option, a "New Option"), evidencing the portion of this Option so transferred shall be issued to the transferee and a New Option evidencing the remaining portion of this Option not so transferred, if any, shall be issued to the transferring Holder. After any such transfer, payment of the Exercise Price may only be made by cash unless the transferee is an affliate of Hollinger Digital, Inc.

     4. Duration and Exercise of Options.

     (a) This Option shall be exercisable by the registered Holder on any business day before 5:00 P.M., New York time, at any time on or after the date hereof (subject to the provisions of the first paragraph of this Option) to and including the Expiration Date. At 5:00 P.M., New York time on the Expiration Date, this Option if not exercised prior thereto shall be and become void and of no value.

     (b) Subject to Sections 5 and 9, upon surrender of this Option, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its office at 611

Broadway, Suite 308, New York, New York 10012, Attention: Secretary, or at such other address as the Company may specify in writing to the then registered Holder, and upon payment of the cash portion of the Exercise Price multiplied by the number of Option Shares that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks or by wire transfer in same-day funds, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 3 days thereafter) issue and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the portion of the Option Shares paid for in cash. The portion of the Option Shares to be paid for with Payments in Kind shall be deposited into escrow, in accordance with Section 1 hereof. Any person so designated by the Holder to receive Option Shares shall be deemed to have become holder of record of such Option Shares as of the Date of Exercise of this Option. Notwithstanding the foregoing, the Company shall not be obligated to deliver any such certificate or certificates upon exercise of this Option until the Company shall have received such assurances as the Company may reasonably request that the exercise of this Option and the issuance of Common Stock pursuant to such exercise will not violate the Securities Act or the securities laws of any state applicable to such exercise, issuance or transfer. Such assurances may include (but need not be limited to) opinions of counsel, covenants by the holder or transferee to observe the Securities Act and the securities laws of any state applicable to such exercise, issuance or transfer and the placement of a legend on such certificate or certificates restricting subsequent transfers or sales.

     A "Date of Exercise" means the date on which the Company shall have received (i) this Option (or any New Option, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Option) appropriately completed and duly signed, and (ii) payment of the cash portion of the Exercise Price for the number of Option Shares so indicated by the holder hereof to be purchased.

     (c) This Option must be exercised in its entirety in a single transaction.

     5. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Option Shares upon the exercise of this Option; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Option Shares in a name other than that of the Holder, and the Company shall not be required to issue or deliver the certificates for Option Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Option or receiving Option Shares upon exercise hereof.

     6. Replacement of Option. If this Option is mutilated, lost, stolen or destroyed, the Company may in its discretion issue in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Option, a New Option, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Option under such circumstances shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

     7. Reservation of Option Shares. The Company covenants that all Option Shares that shall be issuable and deliverable shall, upon issue, be duly and validly authorized, issued and fully paid, and subject only to payment of the PIK Purchase Price, nonassessable. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of this Option such number of shares of Common Stock as shall, from time to time, be sufficient for the exercise of this Option in full.

     8. Certain Adjustments. The Exercise Price and number of Option Shares issuable upon exercise of this Option are subject to adjustment from time to time as set forth in this Section 8.

     (a) In case the Company shall at any time after the date this Option is first issued (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number and kind of shares issuable upon exercise of this Option, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if the Option had been exercised immediately prior to such time, it would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) In case the Company shall issue or fix a record date for the issuance to all holders of Common Stock of rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (or having a conversion or exchange price per share, if a security convertible into or exchangeable for Common Stock) less than the Current Market Price per share of Common Stock on such record date, then, in each case, the number of shares of Common Stock into which this Option shall be exerciseable after such record date shall be determined by multiplying the number of shares of Common Stock into which this Option was theretofore exerciseable by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible or exchangeable securities so to be offered are initially convertible or exchangeable) and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conversion or exchange price of the convertible or exchangeable securities so to be offered) would purchase at such Current Market Price. Such adjustment shall become effective at the close of business on such record date; provided, however, that, to the extent the shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) are not delivered, the number of shares of Common Stock issuable upon exercise of this Option shall be readjusted after the expiration of such rights, options, or warrants (but only with respect to any portion of this Option exercised after such expiration), to the number of shares which would have been issuable upon exercise of this Option had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) actually issued. In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation.

     (c) In case the Company shall distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness or assets (other than cash dividends or distributions and dividends payable in shares of Common Stock), or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for shares of Common Stock (excluding those with respect to the issuance of which an adjustment is provided for pursuant to
Section 8(b) of this Option), then, in each case, the number of shares of Common Stock into which this Option shall be exerciseable shall be determined by multiplying the number of shares of Common Stock into which this Option was exerciseable immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price per share of Common Stock on such record date, and the denominator of which shall be such Current Market Price per share of Common Stock less the fair market value (as reasonably determined in good faith by the board of directors of the Company) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, applicable to one share. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of such distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

     (d) In case the Company shall issue shares of Common Stock or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for Common Stock (excluding shares, rights, options, warrants, or convertible or exchangeable securities issued or issuable
(i) in a private placement of shares or convertible securities of up to $6,000,000 provided that the Company shall consult with Holder with respect to such issuance or in private placements of shares or convertible securities over the $6,000,000 amount if Holder has approved such transaction, (ii) in any of the transactions with respect to which an adjustment is provided for pursuant to Sections 8(a), (b) or (c) of this Option, or (iii) upon exercise of this Option or exercise or conversion of the Floating Rate Convertible Secured Debentures, the Warrant and all other options, warrants or securities outstanding on the date hereof) at a price per share (determined, in the case of such rights, options, warrants, or convertible or exchangeable securities, by dividing (x) the total amount received or receivable by the Company in consideration of the sale and issuance of such rights, options, warrants, or convertible or exchangeable securities, plus the minimum aggregate consideration payable to the Company upon exercise, conversion, or exchange thereof, by (y) the maximum number of shares covered by such rights, options, warrants, or convertible or exchangeable securities) lower than the Current Market Price per share of Common Stock in effect immediately prior to such issuance, then the number of shares of Common Stock into which this Option shall be exerciseable shall be determined by multiplying the number of shares of Common Stock into which this Option was exerciseable immediately prior to such issuance by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such issuance and the denominator of which shall be an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance, plus (B) the quotient obtained by dividing the consideration received by the Company upon such issuance by such Current Market Price. For the purposes of such adjustments, the maximum number of shares which the holders of any such rights, options, warrants, or convertible or exchangeable securities shall be entitled to initially subscribe for or purchase or convert or exchange such securities into shall be deemed to be issued and outstanding as of the date of such issuance, and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants, or convertible or exchangeable securities, plus the minimum aggregate consideration or premiums stated in such rights, options, warrants, or convertible or exchangeable securities to be paid for the shares covered thereby. No further adjustment shall be made as a result of the actual issuance of shares of Common Stock on exercise of such rights, options, or warrants or on conversion or exchange of such convertible or exchangeable securities. On the expiration or the termination of such rights, options, or warrants, or the termination of such right to convert or exchange, the number of shares of Common Stock issuable upon exercise of this Option shall be readjusted to such number of shares as would have been issuable had the adjustments made upon the issuance of such rights, options, warrants, or convertible or exchangeable securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon the exercise of such rights, options, or warrants or upon the conversion or exchange of any such securities; and on any change of the number of shares of Common Stock deliverable upon the exercise of any such rights, options, or warrants or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion, or exchange, including, but not limited to, a change resulting from the antidilution provisions thereof, the number of shares of Common Stock issuable upon exercise of this Option, as then in effect, shall forthwith be readjusted to such number of shares as would have been issuable had an adjustment been made upon the issuance of such rights, options, or warrants not exercised prior to such change, or securities not converted or exchanged prior to such change, on the basis of such change. In case the Company shall issue shares of Common Stock or any such rights, options, warrants, or convertible or exchangeable securities for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then the "price per share" and the "consideration received by the Company" for purposes of the first sentence of this Section 8(d) shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation.

     (e) For the purpose of any computation under this Section 8, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the NASDAQ National Market System) on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information or if the Common Stock is not reported on NASDAQ, as quoted on the OTC Bulletin Board. If on any such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted by NASDAQ or any similar organization, the fair value of a share of Common Stock on such date, as reasonably determined in good faith by the board of directors of the Company shall be used. The foregoing provisions shall also be applied to determine the Current Market Price of any shares of capital stock of the Company issued by the Company by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation).

     (f) No adjustment in the number of shares of Common Stock for which this Option is exerciseable shall be required unless such adjustment would require an increase or decrease of at least 1/20th of a share in the number of shares of Common Stock for which this Option is exerciseable; provided, however, that any adjustments which by reason of this Section 8(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     (g) Upon each adjustment to the number of shares of Common Stock issuable upon exercise of this Option as a result of the calculations made in Sections 8(b), (c) and (d) hereof, the Exercise Price shall simultaneously be adjusted to the price obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock for which this Option was exerciseable immediately prior to such adjustment and the denominator of which shall be the number of shares of Common Stock for which this Option is exerciseable immediately after such adjustment.

     (h) Whenever there shall be an adjustment as provided in this Section 8, the Company shall promptly cause written notice thereof to be sent to the Holder, which notice shall be accompanied by an officer's certificate setting forth the number of Option Shares issuable upon the exercise of the Option and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

     (i) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of the Option. If any fraction of a share would be issuable on any exercise of the Option (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock or other capital stock on the date of exercise of the Option.

     (j) For the purposes of this Section, the following clauses shall also be applicable:

          A. Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in convertible securities, or (B) to subscribe for or purchase Common Stock or convertible securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          B. Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this subsection (j).

     (k) All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

     (l) If:

          A. the Company shall declare a dividend (or any other distribution) on its Common Stock; or

          B. the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

          C. the Company shall authorize the granting to all holders of the Common Stock rights or Options to subscribe for or purchase any shares of capital stock of any class or of any rights; or

          D. the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

          E. the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Option Register, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

     (m) If at any time conditions shall arise by reason of action taken by the Company which in the opinion of the Board of Directors are not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the Holders (different than or distinguished from the effect generally on rights of holders of any class of the Company's capital stock) or if at any time any such conditions are expected to arise by reason of any action contemplated by the Company, the Company shall mail a written notice briefly describing the action contemplated and the material adverse effects of such action on the rights of the Holders at least 30 calendar days prior to the effective date of such action, and the Board of Directors of the Company shall determine in good faith the appropriate adjustments to the Exercise Price and the number of Option Shares issuable upon exercise of this Option, which determination shall be conclusive absent manifest error.

     9. Fractional Shares. The Company shall not be required to issue fractional Option Shares on the exercise of this Option. The number of full Option Shares which shall be issuable upon the exercise of this Option shall be computed on the basis of the aggregate number of Option Shares purchasable on exercise of this Option so presented. If any fraction of a Option Share would, except for the provisions of this Section 9 be issuable on the exercise of this Option, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

     10. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by registered or certified mail, postage prepaid, addressed as follows: (1) if to the Company, to AMERICAN INTERACTIVE MEDIA, INC., 611 Broadway, Suite 308, New York, New York 10012 Attention: Secretary, or to facsimile number (212) 358-8380; or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Option Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 10. Any notice or other communications or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if delivered via facsimile at the facsimile number specified in this Section 10, (ii) four (4) days after deposit in the United States mails, (iii) the date when posted, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

     11. Option Agent.

     (a) The Company shall serve as Option agent under this Option. Upon thirty
(30) days' notice to the Holder, the Company and the Holder may appoint a new Option agent. Such new Option agent shall be a corporation doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than U.S. $50,000,000. The combined capital and surplus of any such new Option agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such Option agent prior to its appointment; provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new Option agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Option agent, without any further assurance, conveyance, act or deed, but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the Company.

     (b) Any corporation into which the Company or any new Option agent may be merged or any corporation resulting from any consolidation to which the Company or any new Option agent shall be a party or any corporation to which the Company or any new Option agent transfers substantially all of its corporate trust or shareholders services business shall be a successor Option agent under this Option without any further act; provided that such corporation (i) would be eligible for appointment as successor to the Option agent under the provisions of this Section 11 or (ii) is a wholly-owned subsidiary of the Option agent. Any such successor Option agent shall promptly cause notice of its succession as Option agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the register maintained by the Option agent pursuant to this Option.

     12. Registration Rights

     The Holder and any holder of Option Shares issuable upon exercise of this Option shall have registration rights with respect to Option Shares as provided for in the Securities Purchase Agreement between the Company and Holder of even date herewith.

     13. Miscellaneous.

     (a) This Option shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Option may be amended only in writing signed by the Company and the Holder.

     (b) Subject to Section 13(a), above, nothing in this Option shall be construed to give to any person or corporation other than the Company, the Holder and any registered holder of Option Shares any legal or equitable right, remedy or cause under this Option; this Option shall be for the sole and exclusive benefit of the Company, the Holder and any other registered holder of Option Shares.

     (c) This Option shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

     (d) The headings herein are for convenience only, do not constitute a part of this Option and shall not be deemed to limit or affect any of the provisions hereof.

     (e) In case any one or more of the provisions of this Option shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Option shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Option.

     IN WITNESS WHEREOF, the Company has caused this Option to be duly executed by its authorized officer as of the date first indicated above.

                                            AMERICAN INTERACTIVE MEDIA, INC.

                                            By: /s/ Mark Graff
                                               ---------------------------------
                                            Name:  Mark Graff
                                            Title: President

accepted and agreed:
HOLLINGER DIGITAL, INC.

By: /s/ Philip Kunsberg
   --------------------------------------
Name:
Title:

CURTIS, MALLET-PREVOST, COLT&MOSLE

/s/ Curtis, Mallet-Provost, Colt & Mosle
-----------------------------------------
as Escrow Agent

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Option)

To American Interactive Media, Inc.:

     In accordance with the Option enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Common Stock ("Common Stock"), par value $0.001 per share, of American Interactive Media, Inc. and encloses herewith $________ in cash (or encloses herewith evidence of payment of such sum), which sum represents the cash portion of the Exercise Price (as defined in the Option) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Option.

     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                                PLEASE INSERT SOCIAL SECURITY OR
                                                TAX IDENTIFICATION NUMBER

                                                ________________________________


________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________

            [To be completed and signed only upon transfer of Option]

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Option to purchase ____________ shares of Common Stock of AMERICAN INTERACTIVE MEDIA, INC., to which the within Option relates and appoints ________________ attorney to transfer said right on the books of AMERICAN INTERACTIVE MEDIA, INC., with full power of substitution in the premises.

Dated:

_______________, ____


                                            _________________________________
                                            (Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of the
                                            Option)

                                            _________________________________
                                            Address

In the presence of:

_____________________